SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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METTLER-TOLEDO INTERNATIONAL INC.

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METTLER-TOLEDO INTERNATIONAL INC.

Im Langacher
CH-8606 Greifensee
Switzerland

March 31, 2003

Dear Fellow Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Mettler-Toledo International Inc. to be held on Friday, May 9, 2003, at 10:00 a.m. at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza (corner of Water Street and Broad Street), 29th Floor, New York, New York 10004.

      The Secretary’s notice of the meeting and the proxy statement which appear on the following pages describe the matters to be acted upon at the meeting.

      We hope you will be able to attend the meeting in person. In any event, please sign and return your proxy as soon as possible so that your vote will be counted. You may also vote by telephone or over the Internet by following the instructions on your proxy card.

Sincerely yours,

Robert F. Spoerry
Chairman of the Board

METTLER-TOLEDO INTERNATIONAL INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time:	10:00 a.m. on Friday, May 9, 2003

Place:	Fried, Frank, Harris, Shriver & Jacobson One New York Plaza, 29th Floor New York, NY 10004

Items of Business:	1. to elect eight directors;

2. to ratify the appointment of PricewaterhouseCoopers as independent auditors; and

3. to transact any other business properly brought before the meeting.

Who Can Vote:	You can vote if you were a shareholder of record on March 10, 2003

Annual Report:	A copy of our 2002 Annual Report is enclosed

Date of Mailing:	On or about March 31, 2003

By Order of the Board of Directors

James T. Bellerjeau
Secretary

Whether or not you plan to attend this annual meeting, please complete the enclosed proxy card and promptly return it in the accompanying envelope. You may also vote by telephone or over the Internet by following the instructions on your proxy card.

ABOUT THE MEETING

What am I voting on?

You will be voting on the following:

1.	to elect eight directors; and

2.	to ratify the appointment of PricewaterhouseCoopers as independent auditors.

Who is entitled to vote?

Each share of common stock is entitled to vote. You may vote if you owned shares as of the close of business on March 10, 2003. As of this record date, we had 44,389,112 shares of common stock outstanding.

How do I vote before the meeting?

You can vote by mail by completing, signing and returning the enclosed proxy card. You may also vote by telephone or over the Internet by following the instructions on your proxy card.

Can I vote at the meeting?

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.

Can I change my mind after I vote?

You may revoke your proxy at any time before the polls close at the meeting. However, you may only do this by (1) signing another proxy with a later date, (2) completing a written notice of revocation and returning it to the address on the proxy card before the meeting, or (3) voting in person at the meeting.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted “FOR” the election of the nominee directors and “FOR” the ratification of the independent auditors.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Mellon Investor Services and may be reached by phone at +1 (800) 526-0801 and on the web at www.melloninvestor.com.

How can I attend the meeting?

The annual meeting is open to all holders of our common stock. It is being held at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, 29th Floor, New York, New York 10004.

May shareholders ask questions at the meeting?

Yes. We will answer shareholders’ questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person, or if you vote by telephone or Internet, or if you properly return a proxy by mail. In order for us to conduct the meeting, a majority of our outstanding shares of common stock as of the record date must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes are included in determining whether a quorum is present.

Will my shares be voted if I do not provide my proxy?

If your shares are held in the name of a brokerage firm and you have not provided your broker with voting instructions, the brokerage firm may vote your shares under certain circumstances. New York Stock Exchange rules allow brokers to vote your shares without your instructions only on routine matters, such as the election of directors and ratification of the appointment of independent accountants. On non-routine matters, such as those that change the rights of your shares, the brokerage firm may not vote your shares unless they receive voting instructions from you. These are referred to as “broker non-votes”.

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or vote the shares yourself.

How many votes are needed to elect directors?

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the meeting and entitled to vote in the election is required for the election of directors.

How many votes are needed to ratify the appointment of PricewaterhouseCoopers?

The proposal must receive the “for” vote of a majority of our outstanding shares of common stock as of the record date. A properly executed proxy card marked “abstain” with respect to this proposal will not be voted. Accordingly, abstentions will have the effect of a vote “against” this proposal.

For purposes of determining whether the affirmative vote of a majority of the votes cast at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote.

Can my shares be voted on matters other than those described in this proxy?

Yes. However, we have not received proper notice of, and are not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

Are dissenters’ rights applicable to any of the proposals?

No. Dissenters’ rights do not apply to any of the proposals.

PROPOSAL ONE:

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

Who are this year’s nominees?

Robert F. Spoerry, 47, President and Chief Executive Officer since 1993

—	Director since October 1996

—	Chairman of the Board of Directors since May 1998

Philip Caldwell, 83, Director since October 1996

—	Chairman of the Board of Directors from October 1996 to May 1998

—	Director of:

•	Mexico Fund

•	Russell Reynolds Associates, Inc.

•	Waters Corporation

—	Director and Senior Managing Director of Lehman Bros. Inc. and its predecessor, Shearson Lehman Brothers Holdings Inc., from 1985 to February 1998

—	Chairman of the Board and Chief Executive Officer of Ford Motor Company from 1979 to 1985 and Director from 1973 to 1990

John T. Dickson, 57, Director since March 2000

—	Chief Executive Officer and President of Agere Systems Inc., formerly the Microelectronics Group of Lucent Technologies, since March 2001

—	Executive Vice President of Lucent Technologies from 1999 to 2001

—	Chief Executive Officer of the Microelectronics Group of Lucent Technologies from 1998 to 1999

—	Director of the Semiconductor Industry Association

—	Member of the Board of Trustees of Lehigh Valley Health Network

Philip H. Geier, 68, Director since July 2001

—	Chairman of the Board and Chief Executive Officer of the Interpublic Group of Companies from 1980 to 2000

—	Director of:

•	AEA Investors Inc.

•	Alcon, Inc.

•	Fiduciary Trust Co. International

•	Foot Locker, Inc.

•	Swiss International Airlines

John D. Macomber, 75, Director since October 1996

—	Principal of JDM Investment Group since 1992

—	Director of:

•	AEA Investors Inc.

•	Lehman Brothers Holdings Inc.

•	Mirror Worlds Technology

•	Sovereign Specialty Chemicals, Inc.

•	Textron Inc.

—	Chairman and President of the Export-Import Bank of the United States from 1989 to 1992

—	Chairman and Chief Executive Officer of Celanese Corporation from 1973 to 1986

Hans Ulrich Maerki, 56, Director since September 2002

—	Chairman of IBM Europe/ Middle East/Africa since August 2001 and member of the IBM World Wide Management Council

—	General Manager of IBM Global Services, Europe/ Middle East/Africa from 1996 to July 2001

—	Member of the Board of Trustees of the International Institute for Management Development (IMD)

—	Member of the Corporate Social Responsibility Europe Advisory Board

—	Director of:

•	ABB Ltd.

•	Mikron Holding AG

George M. Milne, 59, Director since September 1999

—	Executive Vice President, Pfizer Global Research and Development and President, Worldwide Strategic and Operations Management from 2001 to July 2002

—	President of Central Research of Pfizer Corporation from 1993 to July 2002 with global responsibility for Human and Veterinary Medicine Research and Development

—	Director of:

•	Athersys, Inc.

•	Charles River Laboratories, Inc.

Thomas P. Salice, 43, Director since October 1996

—	Vice Chairman of AEA Investors Inc.

—	Director of:

•	Marbo, Inc.

•	Sovereign Specialty Chemicals, Inc.

•	Waters Corporation

We recommend that you vote FOR the election of the Directors listed above. Proxies will be voted “FOR” each nominee unless otherwise specified in the proxy.

BOARD OF DIRECTORS INFORMATION

How long will this year’s nominees serve?

Each nominee will hold office until next year’s annual meeting of shareholders and until their successors have been duly elected and qualified. All nominees are currently directors.

How are the Directors compensated?

Members of our Board of Directors receive reimbursement for traveling costs and other out-of-pocket expenses incurred in attending board and committee meetings. Non-employee directors receive an annual fee of $17,500, as well as $1,000 for each Board meeting attended and $500 for each committee meeting attended. In addition, each non-employee director received a stock option grant of 3,000 shares of our common stock in 2002.

How often did the Board meet in 2002?

The Board of Directors met eight times during the last year. Each of the directors attended at least 75% of the meetings of the Board. Hans Ulrich Maerki, who joined the Board on September 1, 2002, attended all meetings since that date.

What is the makeup of the Board of Directors?

Our by-laws provide for eight directors. In the event that a nominee is unable to serve, the person designated as proxyholder for the company will vote for the remaining nominees and for such other person as the Board of Directors may nominate.

Which Board members are considered independent?

The Board has determined that, under current NYSE rules, all directors are independent, except for the Chairman of the Board, who is also the President and Chief Executive Officer. To assist it in making these independence determinations, the Board has adopted the following standard with respect to commercial business relationships, which all non-employee directors satisfy:

If METTLER TOLEDO buys from or sells to companies where directors serve as executive officers, the director will be considered independent if the annual purchases or sales are less than 3% of either company’s annual revenues.

Do non-management directors meet without management? How can I contact the non-management directors?

The non-management directors have the opportunity to meet after each board meeting and will meet at least twice each year in an executive session without management. The function of the presiding director rotates each year among all of the non-management directors.

Interested parties may contact the presiding director individually or the non-management directors as a group by writing an e-mail to PresidingDirector@ mt.com or by sending a letter to Presiding Director, Mettler-Toledo International Inc., Im Langacher, CH-8606 Greifensee, Switzerland.

What are the committees of the Board?

Our Board of Directors has the following committees:

Audit Committee

Members (all members are independent):

•	John D. Macomber (Chairman)

•	Philip Caldwell

•	Thomas P. Salice

None of the Audit Committee members serve on more than two other public company audit committees.

Number of meetings in 2002: three.

Our Chief Financial Officer, Chief Executive Officer and General Counsel attend Audit Committee meetings and give reports to and answer inquiries from the Audit Committee.

Responsibilities: The purpose of the Audit Committee is overseeing the accounting and financial reporting process of the company and audits of the financial statements of the company and assisting Board oversight of:

•	the integrity of the company’s financial statements and the appropriateness of the company’s accounting policies and procedures;

•	the company’s compliance with legal and regulatory requirements;

•	the external auditor’s qualifications and independence;

•	the performance of the company’s internal audit function and external auditor; and

•	the sufficiency of the external auditor’s review of the company’s financial statements.

It is not the duty of the Audit Committee to certify the company’s financial statements or to guarantee the auditor’s report.

A more complete description of the Audit Committee and its activities is contained in the Audit Committee Report later in this proxy statement. In addition, the full text of the Audit Committee charter is attached as Appendix A.

Compensation Committee

Members (all members are independent):

•	Thomas P. Salice (Chairman)

•	John T. Dickson

•	Philip H. Geier

Number of meetings in 2002: two.

Responsibilities:

•	develop and make recommendations to the Board of Directors with respect to the company’s compensation policies;

•	oversee the company’s stock option plan; and

•	set and review targets of incentive plans for senior management and review and approve the respective bonus payments.

Nominating and Corporate Governance Committee

Members (all members are independent):

•	George M. Milne (Chairman)

•	John T. Dickson

•	Hans Ulrich Maerki

Number of meetings in 2002: one.

Responsibilities: To consider and make recommendations to the Board of Directors regarding:

•	the composition and size of the Board of Directors and its committees;

•	potential nominees for election to the Board of Directors, including for vacancies and new directorships;

•	director independence, including potential conflicts of interest arising as a result of other positions held by the company’s directors;

•	nominations by shareholders in accordance with the company’s by-laws;

•	corporate governance guidelines applicable to the company;

•	director orientation and training; and

•	the annual review of the Board’s performance.

You may recommend a person to be a director by writing to the Secretary of the company. Your letter should include the information and be sent within the time-frames specified in our by-laws, a copy of which can be obtained from the Secretary.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS (PwC)

What am I voting on?

You are being asked to ratify the appointment of PricewaterhouseCoopers (PwC) as our independent auditors. Upon recommendation of the Audit Committee, the Board of Directors has appointed PwC, independent public accountants, to audit and report on our consolidated financial statements for the fiscal year ending December 31, 2003 and to perform such other services as may be required of them.

Will representatives from PwC be present at the annual meeting?

Representatives of PwC are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

What agreements or understandings exist that limit the amounts PwC is being paid for their appointment?

We have no existing direct or indirect understandings or agreements with PwC that place a limit on current or future years’ audit fees.

Please see the Audit Committee Report later in this proxy statement for further details.

We recommend that you vote FOR ratification of the appointment of PwC as independent auditors. Proxies will be voted “FOR” ratification of the appointment of PwC unless otherwise specified in the proxy.

EXECUTIVE COMPENSATION

      The following table sets forth, for the last three fiscal years, the compensation earned by our Chief Executive Officer and four other most highly compensated executive officers:

Summary Compensation Table(1)

		Annual Compensation

								Long Term
				Other Annual				Compensation
				Compensation
								Securities
				US Tax				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Equalization		Other		Options (#)	Compensation(2)

Robert F. Spoerry	2002	$572,980	$186,219	$1,120,400	(3)	—		—	$193,903
President and	2001	480,529	586,884	—		—		—	158,049
Chief Executive	2000	429,375	633,071	—		$31,107	(4)	—	141,796
Officer

Dennis W. Braun(5)	2002	192,740	52,040	—		25,699	(6)	125,000	60,735
Chief Financial	2001	—	—	—		—		—	—
Officer	2000	—	—	—		—		—	—

William P. Donnelly(7)	2002	200,318	55,889	—		11,564	(6)	—	39,645
Head of Packaging	2001	161,773	200,152	—		21,337	(6)	25,000	50,223
Industry	2000	156,944	203,337	—		21,321	(6)	25,000	48,582

Olivier Filliol(8)	2002	169,611	42,742	1,587	(3)	—		30,000	50,810
Head of Process	2001	142,248	145,007	—		—		80,000	25,543
	2000	—	—	—		—		—	—

Karl M. Lang	2002	173,466	40,591	182,818	(3)	—		—	65,702
Head of Asia/ Pacific	2001	157,039	163,136	—		—		15,000	57,682
	2000	153,094	184,579	—		—		20,000	56,733

(1)	All amounts shown were paid in Swiss francs, except amounts paid to Mr. Donnelly from July 1, 2002 and U.S. tax equalization payments, which were paid in U.S. dollars. Amounts paid in Swiss francs were converted to U.S. dollars at a rate of SFr. 1.5565 to $1.00 for 2002, SFr 1.6872 to $1.00 for 2001, and SFr 1.6885 to $1.00 for 2000, in each case the average exchange rate during such year. The strengthening of the Swiss franc against the dollar in 2002 had the effect of inflating the 2002 figures by 8% versus prior year for all amounts paid in Swiss francs.

(2)	Represents our contributions to the Mettler-Toledo Fonds, a Swiss pension plan. Each year we contribute to the plan 22% of each participating named executive officer’s “covered salary”, which is equal to between 106% and 115% of his base salary. Contributed amounts bear interest at a minimum rate of 3.25% per annum. Retirement benefits are paid in the form of a lump-sum payment when the employee reaches the normal retirement age under the plan of 65. By way of example, although it is not possible to determine the exact amount payable, assuming a constant salary, a rate of return of 3.25% per annum, and contributions for an additional five years, the amount payable to Mr. Spoerry at that time would be SFr. 3,531,326.

(3)	The individual did not receive any cash benefit in connection with this payment. The individual is a resident of Switzerland and pays Swiss tax with respect to his income. At the company’s request, the individual also filed U.S. income tax returns as part of an overall tax planning strategy that provided substantial benefits to the company. The amount shown represents U.S. tax payments made by the company on behalf of the named executive officer with respect to income that was already taxed in Switzerland from the years 1997 to 2001. Because these payments were made in respect of double taxation costs, the Compensation Committee of the Board of Directors does not consider these payments as part of the executives’ overall annual compensation.

(4)	Represents additional compensation paid to fully offset, after payment of all taxes and social security contributions, interest charged to Mr. Spoerry on a loan to Mr. Spoerry dated October 7, 1996 from Mettler-Toledo GmbH, one of our subsidiaries, in the amount of SFr 1.0 million. Mr. Spoerry repaid the loan in full on September 1, 2000.

(5)	Mr. Braun joined the company in March 2002 and assumed the role of Chief Financial Officer in July 2002.

(6)	Represents payments by the company to the named executive officer related to his expatriate status in Switzerland.

(7)	Mr. Donnelly assumed the position of Head of Packaging Industry in March 2002. He was Chief Financial Officer of the company through June 2002.

(8)	Mr. Filliol assumed the position of Head of Process in June 2001.

Option Grants in Last Fiscal Year

						Potential Realizable Value at
			Percentage of			Assumed Annual Rates of Stock
	Number of		Total Options	Exercise		Price Appreciation for Option
	Securities		Granted to	of Base		Term(2)
	Underlying Options		Employees in	Price	Expiration
Name	Granted(1)		Fiscal Year	($/share)	Date	5%($)	10%($)

Robert F. Spoerry	0	(3)	—	—	—	—	—
Dennis W. Braun	75,000	(4)	8.2%	$43.44	2012	$2,179,994	$5,604,868
	50,000	(5)	5.5%	33.23	2013	1,111,743	2,858,345
William P. Donnelly	0	(3)	—	—	—	—	—
Olivier Filliol	30,000	(5)	3.3%	33.23	2013	667,046	1,715,007
Karl M. Lang	0	(3)	—	—	—	—	—

(1)	All options vest annually in five equal installments beginning on the first anniversary of the date of grant. In addition, all options will fully vest upon certain events, including the dissolution, liquidation and change of control of the company.

(2)	The assumed annual rates of appreciation over the term of the option are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent our estimate of potential stock price appreciation.

(3)	Each of Messrs. Spoerry, Donnelly and Lang were offered a proposed grant of options in 2002. However, each expressed a desire that additional options be made available for other employees, and declined the grant. Such additional options were subsequently granted to other employees.

(4)	Granted on March 12, 2002, with a term of ten years and six months.

(5)	Granted on November 7, 2002, with a term of ten years and six months.

Option Exercises in Last Fiscal Year

And Option Values as of December 31, 2002

			Number of Securities		Value of Unexercised
		Gross	Underlying Unexercised		In-the-Money Options
	Shares Acquired	Value	Options at Fiscal Year End		at Fiscal Year End(1)
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert F. Spoerry	—	—	956,512	29,200	$21,995,076	$172,752
Dennis W. Braun	—	—	0	125,000	0	0
William P. Donnelly	—	—	130,050	50,000	1,893,925	87,775
Olivier Filliol	—	—	61,000	119,000	305,903	98,335
Karl M. Lang	—	—	183,751	34,000	3,462,971	63,225

(1)	Sets forth values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the closing price of $32.06 per share at December 31, 2002, as reported on the New York Stock Exchange.

Employment Agreements

      The company is party to an employment agreement with Robert F. Spoerry dated October 30, 1996. The agreement provides for an annual base salary, which may be increased from time to time in accordance with our normal business practices, and for participation in our bonus plan and other employee benefit plans. The agreement prohibits Mr. Spoerry from competing with the company for a period of 24 months after termination of employment. The agreement may be terminated without cause on 36 months notice during which period Mr. Spoerry is entitled to full compensation under the agreement.

      The company is also party to employment agreements with the named executive officers. These agreements provide for a base salary subject to adjustment and participation in our bonus plan and other employee benefit plans. Each agreement prohibits the executive from competing with the company for a period of 12 months after termination of employment. Each agreement may be terminated without cause on 12 months notice during which period the executive is entitled to full compensation under the agreement.

      The company is party to agreements with Messrs. Spoerry, Filliol and Lang, who are non-U.S. citizens and non-U.S. residents and are subject to income tax on their earnings in Switzerland. At the company’s request, these individuals also file U.S. income tax returns as part of an overall tax planning strategy that provides substantial benefits to the company. The company has agreed to pay additional costs (including payment of taxes) borne by these executives in respect of the same earnings being subject to additional taxation in the United States. The individuals will not receive any cash benefit as a result of this arrangement. The agreements cover 2002, prior tax years through 1997 (2001 for Mr. Filliol) and taxable years on an ongoing basis.

COMPENSATION COMMITTEE REPORT

What is the philosophy of executive compensation?

The guiding principle of the company in compensation is to take into consideration the performance of the individual and the overall results achieved by the company. This is valid as well for executive compensation.

•	With regard to the overall compensation level, the company wants to be competitive in the global personnel market which is relevant to its activities: the instruments and electronics industries, and, in general, businesses with a certain high-tech orientation.

•	Within this environment, the company wants to pay competitive average base salaries.

•	The company believes in a strong pay/performance linkage and therefore wants to honor in particular fulfillment and overachievement of targets by a cash bonus.

•	The company wants to align the interests of its executives with those of its shareholders by linking the executives’ annual cash bonus and the long-term incentive compensation to the company’s performance and by encouraging its executives to purchase equity in the company.

As a consequence, the company’s compensation program consists of three basic elements: base salary, annual cash bonus and long-term compensation in the form of stock options.

How are the base salary amounts decided?

Base salaries of executive officers for 2002 were individually increased taking into account market levels in comparable industries.

How is the annual cash bonus decided?

The annual cash bonus is a key element of the incentive policy for senior management. The emphasis is on closely linking executive pay with achieving yearly financial performance targets and on giving greater rewards for achieving above-target results. In addition, between 10 and 20 percent of the bonus for each participant is based on individual performance targets.

Within the first 60 days of the year, the Compensation Committee establishes the performance targets on which each participant’s incentive is based. Performance targets are closely related to that fiscal year’s budget and business plan and may be based upon any one or more of the following financial criteria: earnings per share, cash flow, operating profit and/or sales of the entire company and/or individual operating units.

How are stock options granted?

The company established a stock option plan which was combined with an equity purchase program at the time of the buyout. The basic philosophy of the stock option plan is to have key management’s interests more closely aligned with those of the company and its shareholders and to create a long-term incentive. The number of stock options granted to an executive is predominantly a function of the importance of the executive’s position and duties and the performance and abilities of that executive.

The company has granted options that vest over a period of five years and which generally terminate not longer than 10 years after the date of grant. The exercise price of each share of common stock subject to an option cannot be less than 100% of the fair market value of a share of common stock as of the date of grant.

Has the company ever repriced stock options?

No. The company has never repriced any options.

How is the CEO’s compensation determined?

The Compensation Committee determines Mr. Spoerry’s compensation on the same basis and under the same philosophy it uses in determining the compensation of other executive officers. As discussed above, the goal of the Compensation Committee is to link a significant portion of the compensation of its executive officers, including Mr. Spoerry, to company performance.

Mr. Spoerry’s annual base salary was increased in 2002 by 10% as an adjustment step towards market levels in comparable industries.

Based on the company’s performance for fiscal year 2002 and the targets set for the incentive scheme, Mr. Spoerry realized a bonus award equal to 32.5% of his base salary.

In November 2002, the Compensation Committee recommended granting 50,000 options to Mr. Spoerry. However, Mr. Spoerry expressed a desire that additional options be made available for other employees, and declined the grant. These options were subsequently granted to other employees.

How does executive compensation affect the company’s taxes?

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction to any publicly held corporation for compensation paid in excess of $1 million in a taxable year to its chief executive officer or any of the four other most highly compensated executive officers employed by such corporation on the last day of its taxable year.

The Compensation Committee has considered the impact of Section 162(m) on the compensation of its executive officers and believes that the deduction limitation generally does not apply to executive officers’ compensation. While the Committee recognizes the importance of maximizing the company’s ability to deduct compensation for tax purposes, it also realizes the need to fairly compensate the company’s executive officers.

With this in mind, the Compensation Committee intends to monitor the impact of Section 162(m) and consider structuring executive compensation arrangements to minimize the impact of the deduction limitation.

Compensation Committee:

Reginald H. Jones (former Chairman)

Thomas P. Salice (Chairman)
John T. Dickson
Philip H. Geier

AUDIT COMMITTEE REPORT

Are all the Audit Committee members independent?

All members of the Audit Committee are “independent” as such term is defined under the current listing standards of the New York Stock Exchange. The members of the Audit Committee are John D. Macomber (Chairman), Philip Caldwell and Thomas P. Salice.

Does the Audit Committee have a charter?

The Audit Committee operates pursuant to a written charter, the current version of which was adopted by the Board of Directors on November 7, 2002. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

The purpose of the Audit Committee is overseeing the accounting and financial reporting process of the company and audits of the financial statements of the company and assisting Board oversight of:

•	the integrity of the company’s financial statements and the appropriateness of the company’s accounting policies and procedures;

•	the company’s compliance with legal and regulatory requirements;

•	the external auditor’s qualifications and independence;

•	the performance of the company’s internal audit function and external auditor; and

•	the sufficiency of the external auditor’s review of the company’s financial statements.

It is not the duty of the Audit Committee to certify the company’s financial statements or to guarantee the auditor’s report.

What accounting matters did the Audit Committee discuss with management?

The Audit Committee has reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended December 31, 2002.

What did the Audit Committee discuss with PricewaterhouseCoopers (PwC) and management?

The Audit Committee has discussed with PwC, the company’s independent auditors, the matters required to be discussed in the Auditing Standards Board Statement on Auditing Standards No. 61, as amended, including, without limitation:

•	PwC’s responsibility under generally accepted auditing standards, including the nature and scope of their audit;

•	significant accounting policies, such as revenue recognition and off-balance sheet financing;

•	management judgments and accounting estimates; and

•	the extent of any significant accounting adjustments.

As required by Independence Standards Board Standard No. 1, as amended, “Independence Discussion with Audit Committees,” the Audit Committee has received and reviewed the required written disclosures and a confirming letter from PwC regarding their independence, and has discussed the matter with the auditors.

The Audit Committee had the same discussions with management separately from these discussions with PwC. In particular, the Audit Committee discussed with management the process used by management in formulating accounting estimates and the reasonableness of those estimates.

What fees did the company pay to PwC during 2002?

Audit Fees

Audit services. The fees for audit services billed to the company by PwC with respect to the 2002 fiscal year for the audit of the annual financial statements and the review of the financial statements included in the company’s quarterly reports on Form 10-Q totaled $1,065,000.

Audit-related services. PwC’s fees for audit-related services in 2002 were $115,000.

Less than 50% of the hours spent to audit the company’s financial statements were attributed to work performed by persons other than PwC’s full-time, permanent employees.

All Other Fees

Tax services. PwC’s fees for tax services in 2002 were $200,000.

Other services. Fees for all other services in 2002 totaled $642,000. Of this amount, approximately $475,000 related to services in connection with U.S. benefit plan compliance.

The company did not engage PwC to provide advice regarding financial information systems design and implementation during 2002.

The Audit Committee has determined that PwC’s provision of the services included in the categories “Tax services” and “Other services” is compatible with maintaining PwC’s independence.

Does the Audit Committee approve all non-audit services provided by PwC?

Starting in November 2002, the Audit Committee agreed to pre-approve all non-audit services to be provided by PwC. The Audit Committee has delegated authority to the Chairman of the Committee to approve such services. The Audit Committee has also pre-approved certain categories of non-audit services for amounts less than $100,000, including assistance with SEC and other regulatory filings, tax consulting, acquisition support and benefits plan compliance and design.

What recommendations did the Audit Committee make?

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year 2002 be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Further, the Audit Committee recommended that the Board of Directors engage PwC as the company’s independent auditors for the fiscal year ending December 31, 2003.

Audit Committee:

John D. Macomber (Chairman)

Philip Caldwell
Thomas P. Salice

SHARE OWNERSHIP

      This table shows how much of our common stock is owned by directors, executive officers and owners of more than 5% of our common stock as of March 10, 2003:

	Shares Beneficially
	Owned(1)

Name of Beneficial Owner	Number	Percent

5% Shareholders:
Franklin Resources, Inc.	6,179,941	13.9%
One Franklin Parkway
San Mateo, CA 94403
FMR Corp.	4,611,370	10.4%
82 Devonshire Street
Boston, MA 02109
Citigroup Inc.	3,339,258	7.5%
399 Park Avenue
New York, NY 10043
Kenneth Rainin	2,368,232	5.3%
5400 Hollis Street
Emeryville, CA 94608
Directors:
Robert F. Spoerry(2)(3)	1,321,116	2.9%
Philip Caldwell	48,597	*
John T. Dickson	3,759	*
Philip H. Geier	2,600	*
John D. Macomber	61,740	*
Hans Ulrich Maerki	0	*
George M. Milne	5,400	*
Thomas P. Salice	295,852	*
Named Executive Officers:
Dennis W. Braun	20,000	*
William P. Donnelly (3)	184,121	*
Olivier Filliol	61,000	*
Karl M. Lang	240,333	*
All Directors and Executive Officers as a Group (16 persons):	2,502,321	5.4%

*	The percentage of shares of common stock beneficially owned does not exceed one percent of the outstanding shares of common stock.

(1)	Calculations of percentage of beneficial ownership are based on 44,389,112 shares of common stock outstanding on March 10, 2003. Information regarding 5% shareholders is based solely on Schedule 13Gs filed by the holders. For the directors and officers, the calculations assume the exercise by each individual of all options for the purchase of common stock held by such individual that are exercisable within 60 days of the date hereof.

Shares subject to options exercisable within 60 days:

Robert F. Spoerry	956,512
Philip Caldwell	4,000
John T. Dickson	2,400
Philip H. Geier	600
John D. Macomber	3,000
Hans Ulrich Maerki	0
George M. Milne	2,400
Thomas P. Salice	3,600
Dennis W. Braun	15,000
William P. Donnelly	130,050
Olivier Filliol	61,000
Karl M. Lang	183,751
All directors and executive officers as a group	1,552,957

(2)	Mr. Spoerry is also a named executive officer.

(3)	Includes shares held by, or in trust for, members of such individual’s family for which Mr. Spoerry and Mr. Donnelly disclaim beneficial ownership.

SHARE PERFORMANCE GRAPH

      The following graph compares the cumulative total returns (assuming reinvestment of dividends) on $100 invested on December 31, 1997 through December 31, 2002 in our common stock, the Standard & Poor’s 500 Composite Stock Index (S&P 500) and the SIC Code 3826 Index — Laboratory Analytical Instruments. Historically, we have not paid dividends on our common stock. However, the company will evaluate this policy on a periodic basis taking into account our results of operations, financial condition, capital requirements, contractual restrictions, including those in our new credit facility, if any, the taxation of dividends to our shareholders, and other factors deemed relevant by our Board of Directors.

Comparison of Cumulative Total Return

Among Mettler-Toledo International Inc., the
S&P 500 Index and SIC Code 3826 Index —
Laboratory Analytical Instruments

Performance Graphic

	Mettler-Toledo	S&P 500 Index	Peer Group

11-14-1997	100	100	100
1997	123	105	104
1998	200	135	101
1999	273	163	171

	12-31-1997	12-31-1998	12-31-1999	12-31-2000	12-31-2001	12-31-2002

Mettler-Toledo	$100	$163	$221	$315	$301	$186
S&P 500 Index	$100	$129	$156	$141	$125	$97
SIC Code 3826 Index	$100	$94	$158	$285	$181	$94

GENERAL

Compensation Committee Interlocks and Insider Participation

      The following directors served on the Compensation Committee during the fiscal year ended December 31, 2002: Reginald H. Jones (retired), John T. Dickson and Thomas P. Salice. No member of the Compensation Committee was at any time during 2002 an officer or employee of the company or any of its subsidiaries.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The New York Stock Exchange. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that in the last year, all filing requirements applicable to our executive officers and directors and greater than 10% shareholders were complied with.

Availability of Form 10-K and Annual Report to Shareholders

      Our Annual Report to shareholders for the fiscal year ended December 31, 2002, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

      Upon written request, we will furnish without charge to each person whose proxy is being solicited a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC. Requests in writing for copies of any such materials should be directed to the Treasurer, Mettler-Toledo, Inc., 1900 Polaris Parkway, Columbus, Ohio 43240-2020, USA.

Shareholder Proposals

      Shareholders may present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. To be considered, proposals must be submitted on a timely basis. We must receive proposals for next year’s annual meeting no later than December 1, 2003. Proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the company. Proposals may be included in the proxy statement for next year’s annual meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission and in connection with certain procedures described in our by-laws, a copy of which may be obtained from the Secretary of the company. Any proposal submitted outside the processes of these rules and regulations will be considered untimely for the purposes of Rule 14a-4 and Rule 14a-5.

Expenses of Solicitation

      The cost of soliciting proxies will be borne by us. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and regular employees, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, Internet or other means. As is customary, we will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

Other Matters

      We know of no other matter to be brought before the annual meeting. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy to vote the proxies with respect to any such matter in accordance with their reasonable judgment.

Appendix A

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee of the Board of Directors is overseeing the accounting and financial reporting processes of the company and audits of the financial statements of the company and assisting Board oversight of:

•	the integrity of the company’s financial statements and the appropriateness of the company’s accounting policies and procedures;

•	the company’s compliance with legal and regulatory requirements;

•	the external auditor’s qualifications and independence;

•	the performance of the company’s internal audit function and external auditor; and

•	the sufficiency of the external auditor’s review of the company’s financial statements.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to certify the company’s financial statements or to guarantee the auditor’s report.

Charter

      The scope of the Committee’s responsibilities and how it carries out those responsibilities, including structure, processes and membership requirements shall be set forth in this charter, which has been adopted and approved by the Board and may be amended by the Board from time to time in compliance with applicable laws, rules and regulations, including the applicable rules of the New York Stock Exchange (collectively, the “Applicable Rules”). The Committee shall review and reassess the adequacy of the charter and evaluate the Committee’s performance and make any recommendations to the Board on an annual basis. A copy of the charter will be attached as an appendix to the company’s annual proxy statement at least once every three years and shall be included on the company’s website.

Composition

      The Committee shall consist of at least three directors, all of whom shall have no relationship to the company that may interfere with the exercise of their independence from management and the company, as determined in accordance with Applicable Rules. Each Committee member shall be financially literate as required by Applicable Rules or must become financially literate within a reasonable time after his or her appointment to the Committee. At least one Committee member must have accounting or related financial management expertise as defined by Applicable Rules, and if practical, one member should be a “financial expert”. If a member serves on the audit committee of more than two other public companies, such member shall inform the Committee and the Committee shall recommend to the Board, and the Board shall determine, whether such simultaneous service would impair the ability of such member to effectively serve on the Committee. The company must disclose such Board determination in the annual proxy statement.

      The Committee shall be appointed by the Board, and one Committee member shall be designated as the Chairman. The Board may remove a member at any time.

      The Chief Financial Officer of the company shall be the member of management to serve in a liaison capacity with respect to the Committee.

      The only compensation a Committee member may receive from the company shall be compensation determined by the Board in compliance with Applicable Rules.

      At its discretion, the Committee shall have direct access to the external auditor, the General Counsel, the Controller and any other employee of the company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and may, as appropriate, obtain outside advice and assistance from legal, accounting and other advisors.

Written Affirmation

      In the event the composition of the Committee should change and in any event at least once a year, the company will provide the New York Stock Exchange written confirmation with respect to:

•	any determination regarding the independence of a director made by the Board;

•	the financial literacy of the Committee members;

•	the determination that at least one of the Committee members has accounting or related financial management expertise; and

•	the annual review and reassessment of the adequacy of the Committee charter.

and any other matter that may be required by Applicable Rules.

Meetings

      The Committee will meet at least four times during each calendar year. Additional meetings may be called by the Chairman whenever circumstances warrant. In addition, the Committee will receive the company’s financial results each quarter as well as a SAS 71 report from the external auditor. Management and the external auditor will communicate directly to the Committee any significant matters required to be discussed under SAS 61 each quarter.

      Committee meetings will normally be attended by the Chief Financial Officer, the Secretary and representatives of the external auditor. Other officers and employees of the company may be asked to attend by the Chairman. Non-committee members may be excused from all or any portion of a meeting at the request of the Chairman.

      A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting will be prepared by the Secretary and the Committee will report the results of its meetings to the Board.

Authority and Specific Duties

      The Committee is granted the authority to perform each of the specific duties enumerated below:

External Auditor Retention

1.   The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the external auditor of the company. The Committee shall have the sole authority to retain and replace the company’s external auditor, and it shall approve all audit engagement fees and terms and any significant non-audit relationships with the external auditor.

2.   The Committee shall obtain annually from the external auditor a written list of all of their relationships with and professional services provided to the company and its related entities, as required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, other applicable standards and Applicable Rules, and review no less frequently than annually a report from the external auditor regarding (a) the external auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the external auditor, (c) any steps taken to deal with any such issues and (d) all relationships between the external auditor and the company.

3.   The Committee shall evaluate the qualifications, performance and independence of the external auditor and the lead partner of the external audit team, including considering whether the external auditor’s quality controls are adequate and whether the provision of non-audit services, if any, is compatible with maintaining the external auditor’s independence.

4.   With respect to qualifications, performance and independence of the external auditor, the Committee should take into account the opinions of management and the internal auditors and take such additional actions as it deems appropriate to satisfy itself of the qualifications, performance and independence of the company’s external auditor. The Committee should present its conclusions with respect to the external auditor to the Board.

5.   The Committee shall pre-approve all audit and non-audit services to be provided to the company by the external auditor as required and to the extent permissible under Applicable Rules. Such authority to pre-approve non-audit services may be delegated to one or more members of the Committee.

6.   Upon the commencement of the operations of the Public Company Accounting Oversight Board established under § 101 of the Sarbanes-Oxley Act of 2002, the Committee shall be responsible for overseeing the compliance by the company and the external auditor with the requirements of the Public Company Accounting Oversight Board.

7.   The Committee shall require the external auditor to rotate the lead audit partner at least every five years.

8.   The Committee shall set clear hiring policies for any employees or former employees of the external auditor who may have been engaged on the company’s account and take into account pressures that may exist on an auditor seeking a job with the company.

9.   As considered appropriate by the Committee, the Committee shall discuss with the external auditor communications between the audit team and the auditor’s national office respecting auditing or accounting issues presented by the engagement.

Independent Audit

10. The Committee shall review with the external auditor, and approve, prior to the beginning of their audit, the scope of their examination. The Committee’s review should include an explanation from the external auditor of the factors considered by the auditors in determining the audit scope, including the major risk factors. The Committee shall confirm the examination is in accordance with U.S. generally accepted auditing standards, which includes the external auditor’s consideration of internal controls.

11. The Committee shall inquire as to the extent to which external accountants other than the principal external auditor are used and understand the rationale for using them and the extent of the review of their work to be performed by the principal auditor.

12. The Committee shall timely obtain and review reports delivered to it from the external auditor in accordance with Applicable Rules.

13. The Committee shall discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including:

•	the adoption of, or changes to, the company’s significant auditing and accounting principles and practices as suggested by the external auditor, internal auditors or management;

•	any material written communication between management and the external auditor, including any management or internal control letter issued or proposed by the external auditor and the company’s response to that letter; and

•	any accounting adjustments that were noted or proposed by the external auditor but that were not implemented.

14. The external auditor should confirm to the Committee that no limitations have been placed on the scope or nature of its audit procedures.

Disclosure and Financial Reporting

15. The Committee shall review, and discuss with management and the external auditor, the company’s annual audited financial statements and disclosure on Form 10-K and the quarterly financial statements and disclosure on Form 10-Q, including disclosures included in the section of Management’s Discussion and Analysis of Financial Condition and Results of Operation, prior to announcement or filing, and obtain explanations from management for any significant variances from the prior periods. The Committee shall recommend whether the audited financial statements should be included in the company’s annual report on Form 10-K.

16. The Committee shall meet with the company’s external auditor in respect of any audit report by the external auditor, and periodically shall meet separately with the company’s management, with internal audit staff and with the external auditor, to discuss significant accounting and reporting principles, practices and procedures applied by the company in preparing its financial statements, including without limitation:

•	critical accounting policies, practices and estimates, including without limitation, the existence and substance of any significant accounting accruals, reserves or estimates that had a material impact on the financial statements;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed by the company’s management and external auditor, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor;

•	whether there were any significant financial reporting issues discussed during the period and, if so, how they were resolved and whether a second opinion was sought. Such discussion shall include the effects of alternative GAAP methods on the company’s financial statements, and which GAAP methods are preferred by the external auditor;

•	the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements;

•	an explanation of changes in accounting principles and reporting standards that had, or may have, a significant effect on the financial statements;

•	the open years on federal income tax returns and whether there are any significant items that have been, or are expected to be, disputed by the Internal Revenue Service or applicable taxing authorities and inquire as to the adequacy of any related tax accruals;

•	the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on the financial statements of the company;

•	whether the external auditor experienced any difficulties during any audit;

•	significant issues as to the adequacy of the company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	whether there were any accounting or disclosure issues in any audit not resolved to the satisfaction of the external auditor;

•	any concerns about the quality of the company’s accounting personnel and the reporting policies and practices of the company;

•	the types of information to be disclosed and presentations to be made with respect to any earnings press release (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance to be provided to analysts and ratings agencies;

•	the company’s guidelines and policies with respect to how it manages risk assessment and risk management and discuss any major financial risk exposures and the steps management has taken to monitor and control such exposures; and

•	whether there are any matters (including matters affecting the independence of the external auditor) that should be discussed with the Committee that have not been raised or covered elsewhere.

Internal Controls / Internal Audit Function

17. The internal audit staff shall receive directions from the Chief Financial Officer. The Committee shall discuss with the Chief Financial Officer, the internal audit staff and the external auditor the internal audit function, budget and staffing and any recommended changes in the planned scope of the internal audit function. The Committee shall have the authority to modify or supplement the internal audit plan.

18. The internal audit staff may at any time, at their option or on the direction of the Committee, report on any matter directly to the Committee.

19. The Committee shall periodically review the work and performance of the internal audit staff.

20. The Committee shall review on an annual basis significant internal control recommendations identified through the internal or external audit process and ensure that appropriate corrective actions are instituted.

21. The Committee shall receive on an annual basis confirmation from the General Counsel of the results of the senior management certification process regarding compliance with laws and regulations.

General Compliance Oversight

22. The Committee shall report to the Board on a regular basis regarding the matters for which it has oversight, including any issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s external auditors, or the performance of the internal audit function.

23. The Committee shall obtain from the external auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

24. The Committee shall obtain reports from management and the company’s external auditor as to whether the company and its related entities are in conformity with applicable legal and regulatory requirements and the company’s code of conduct.

25. The Committee shall review disclosures of affiliated party transactions.

26. The Committee shall discuss with management and the company’s external auditor correspondence with regulators or governmental agencies and employee complaints or published reports that raise material issues regarding the company’s financial statements or accounting policies.

27. The Committee shall receive briefings on various financial operations on a continuing basis to expand each member’s knowledge of the financial matters impacting the company.

28. The Committee shall investigate any other matter brought to the Committee’s attention within the scope of its duties and retain outside professional advice for this purpose if, in the Committee’s judgment, that is appropriate. In fulfilling this responsibility, the Committee shall establish procedures for:

•	the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and

•	the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

29. In advance of the company’s annual shareholders meeting, prepare a written report of the Committee to be included in the company’s annual proxy statement stating whether the Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with the external auditor matters required to be discussed by SAS 61 (as it may be modified or supplemented), including the provision of non-audit services and the determination that the provision of any such non-audit services does not adversely impact the external auditor’s independence;

•	received the written disclosures and letter from the external auditor as required by ISB Standard No. 1 (as it may be modified or supplemented) and discussed with the auditor the auditor’s independence; and

•	based on its review and discussions referred to above, recommended to the Board that the financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The report shall also contain all other information required by Applicable Rules.

30. The Committee shall have the authority to establish other rules and operating procedures in order to fulfill it obligations under this charter and Applicable Rules.

31. The Board shall act to ensure that the Committee is appropriately funded to carry out its duties in compliance with Applicable Rules.

PROXY

METTLER-TOLEDO INTERNATIONAL INC.

Proxy for Annual Meeting of Shareholders
May 9, 2003

This proxy is solicited on behalf of Mettler-Toledo International Inc.’s Board of Directors

      The undersigned hereby appoints Robert F. Spoerry and Dennis W. Braun, and each of them, proxies for the undersigned, with full power of substitution, to represent and to vote all shares of Mettler-Toledo International Inc. common stock which the undersigned may be entitled to vote at the 2003 Annual Meeting of Shareholders of Mettler-Toledo International Inc. to be held in New York, New York on Friday, May 9, 2003 at 10:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the meeting or any adjournment thereof.

      Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked. IF THIS PROXY IS SIGNED BUT NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR ITEMS 1 AND 2 in their discretion, and the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting.

(continued and to be signed on other side)

Address Change / Comments (Mark the corresponding box on the reverse side)

• FOLD AND DETACH HERE •

Please mark your vote as indicated in this example	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 2

ITEM NO. 1

ELECTION OF DIRECTORS

FOR all nominees listed to the right (except as noted below)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	01 Robert F. Spoerry, 02 Philip Caldwell, 03 John T. Dickson, 04 Philip H. Geier, 05 John D. Macomber, 06 Hans Ulrich Maerki, 07 George M. Milne, 08 Thomas P. Salice

*	Instruction: To withhold authority from any individual nominee(s), write the nominee(s) name on the line provided below.

ITEM NO. 2

APPROVAL OF AUDITORS

FOR	AGAINST	ABSTAIN

ADDRESS CHANGE ☐
Please mark this box if you have
address changes

Receipt is hereby acknowledged of the
Mettler-Toledo International Inc.
Notice of Meeting and Proxy Statement

PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED
ENVELOPE

      By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

Signature	Signature	Date

NOTE. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

• FOLD AND DETACH HERE •

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